EXHIBIT 10.1

LOAN MODIFICATION AGREEMENT DATED FEBRUARY 13, 2002, BETWEEN VSI HOLDINGS, INC. AND STANDARD FEDERAL BANK, N.A.

LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT is made as of February 13, 2002 (the "Effective Date"), and executed and delivered on February 13, 2002 (the "Execution Date") by and among:

Standard Federal Bank, N.A., a national banking association (formerly known as Michigan National Bank) ("Standard Federal" or "Lender");

VSI Holdings, Inc., a Georgia corporation ("VSIH" or "Borrower");

RECITALS

This Loan Modification Agreement is made and entered into in reliance on the accuracy of the following recitals, which are acknowledged by Borrower and Standard Federal to be true and accurate:

A. Liabilities and Loan Documents. Schedule 1 sets forth the principal amount of liabilities of Borrower and its affiliates to Standard Federal as of the date set forth therein. The instruments, documents and agreements that evidence such obligations include, without limitation, those set forth on Schedule 1 (the "Original Loan Documents"). The Original Loan Documents, this Loan Modification Agreement, the New Collateral Documents, and any and all written agreements and documents executed heretofore or hereafter pursuant or relating to any of the foregoing instruments, documents and agreements are herein collectively referred to as the "Loan Documents." All liabilities of Borrower to Standard Federal arising under the Loan Documents are referred to, collectively, as the "Liabilities." The definitions set forth in Schedule 1 are incorporated herein as though set forth in full.

B. Existing Collateral. To secure all of Borrower's obligations to Standard Federal, including, but not limited to, the Liabilities, Borrower has granted to Standard Federal mortgages and other security interests in certain of its assets ("Existing Collateral") pursuant to the Original Loan Documents. Standard Federal has valid, perfected liens with a first priority upon the Existing Collateral.

C. No Oral Agreements. The Loan Documents are the only agreements among the parties hereto and there are no oral agreements in existence. Other than as modified by this Loan Modification Agreement, the terms of the Original Loan Documents are hereby ratified and confirmed, and shall remain in full force and effect. This Loan Modification Agreement is made and entered into as part of and pursuant to the Original Loan Documents.

D. Default. Borrower acknowledges that certain Events of Default under the Original Loan Documents have occurred and are continuing. Certain of the Events of Default are summarized in Schedule 1 hereto; the Events of Default summarized in Schedule 1 are together referred to as the "Designated Defaults." The enumeration of the Designated Defaults in Schedule 1 hereto shall not be construed as a waiver by Standard Federal of any other Events of Default that may have occurred and may be continuing. Standard Federal reserves all rights and remedies that it may have with respect to such other Events of Default, if any, from and after the Forbearance Termination Date.

E. Default Rights. Because of the existence of the Designated Defaults, Standard Federal has no obligation to make any further advances or other extensions of credit under the Original Loan Documents and has the current right to exercise all of its rights and remedies against Borrower under the Original Loan Documents and applicable law. Such remedies include, without limitation, the right to charge (and is currently charging, subject to Section 4.3 below) interest at the post-default or post-maturity rates established in the Original Loan Documents, to charge a default fee as set forth in the Original Loan Documents and to foreclose upon the Existing Collateral.

F. No Dispute. There exists no dispute with regard to any of the statements made in these recitals.

G. Forbearance; New Revolving Loan. Borrower requests that Standard Federal forbear from exercising its default rights and remedies against Borrower while Borrower attempts to sell the business of the Borrower as a going concern. Borrower has also requested that Standard Federal provide additional borrowing availability to fund projected working capital needs. Although Standard Federal is under no obligation to do so, Standard Federal is willing to forbear from exercising its default rights against Borrower (which default rights have arisen because of the Designated Defaults) during the Forbearance Period and Standard Federal is willing to provide additional borrowing availability on the terms and subject to the conditions set forth in this Loan Modification Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Standard Federal and Borrower hereby agree as follows:

1. Incorporation of Recitals. Each of the above recitals, together with the schedule(s) referred to therein, are (i) incorporated herein and deemed to be part of this Loan Modification Agreement, (ii) relied upon by each party to this Loan Modification Agreement in agreeing to the terms of this Loan Modification Agreement, and (iii) true and correct as of the Execution Date.

2. Forbearance. Subject to the terms and conditions of this Loan Modification Agreement, beginning as of the Effective Date and continuing until the earlier of (i) July 1, 2002, (ii) the date Borrower files, or has filed against it, a petition under any chapter of the Bankruptcy Code or institutes, or is subject to, a similar proceeding in any Federal or State court, or (iii) the date of the occurrence of any Loan Modification Agreement Event of Default (the "Forbearance Period", with the last day of the Forbearance Period referred to as the "Forbearance Termination Date"), Standard Federal will forbear from exercising its rights and remedies against Borrower, which rights and remedies exist because of the Designated Defaults and the Excluded Defaults designated on Schedule 1 (but Standard Federal need not forbear from exercising rights or remedies arising out of any other Event of Default which may now exist or hereafter occur).

3. Confirmation of Existing Collateral. Borrower hereby grants and confirms that all obligations of Borrower to Standard Federal, including the Liabilities, whether now existing or hereafter arising, are and shall continue to be secured by perfected first priority security interests in the Existing Collateral. Notwithstanding the foregoing, Standard Federal acknowledges that Standard Federal's security interest in the Existing Collateral, as a matter of applicable law, may be primed by certain liens arising as a consequence of Unpaid Taxes, if any. Within fifteen (15) days from the date hereof, Borrower shall deliver to Standard Federal a schedule of all Unpaid Taxes.

4. Revision of Formula and Related Matters. The Third Amended and Restated Business Loan Agreement dated October 26, 2001, as amended (the "Existing Loan Agreement") is amended for the duration of the Forbearance Period, as follows.

4.1 Section II(D) is hereby amended to read:

D. Advance Formula. All Advances and Credit Advances to Borrower under the Line of Credit Note shall be made under the following Advance Formula:

1. A Borrowing Base (the "Borrowing Base") equal to the lesser of

(a) Fifty percent (50%) of unbilled accounts receivable and work in process, as determined by the Bank in its reasonable judgment, and

(b) $10,000,000.00;

plus

2. Eighty percent (80%) of the Borrower's Eligible Accounts (as defined in subparagraph G below);

plus

3. (a) $2,000,000, representing the value (for purposes of calculating availability only) of real estate owned by CLT Associates Limited Partnership, a Michigan limited partnership being mortgaged to Standard Federal by CLT Associates Limited Partnership to secure that portion of the indebtedness of Borrower to Standard Federal consisting of that portion of advances made under the Loan Modification Agreement between Borrower and Standard Federal dated February 13, 2002 (the Loan Modification Agreement") that exceeds that portion of the Borrowing Base set forth in Sections D(1) and D(2) above outstanding as of the Forbearance Termination Date (the "Mortgage Security Amount"), plus

(b) The value of liquid collateral pledged by Steve Toth, Jr., individually and/or as trustee of his revocable living trust under agreement dated December 20, 1979, to Standard Federal securing that portion of the indebtedness of Borrower to Standard Federal consisting of the portion of advances made under the Loan Modification Agreement that exceeds that portion of the Borrowing Base set forth in Sections D(1) and D(2) above outstanding as of the Forbearance Termination Date, (as defined in the Loan Modification Agreement). The Bank shall determine such liquidation value in its sole discretion, provided, however, that: (i) with regard to any pledge of marketable securities, the liquidation value shall be equal to 80% of the market value of such marketable securities at the close of business on any day; and (ii) the value of pledged cash deposits shall be the dollar amount of the accounts so pledged.

In no event shall any unbilled account receivable or work in process included in subparagraph1 above be deemed to be an Eligible Account under subparagraph 2 above.

If the aggregate of all Advances and Credit Advances outstanding on the Line of Credit Note at any time exceed the maximum amount available under the Advance Formula, Borrower shall, within twenty-four hours of submitting a Borrowing Base Certificate showing such excess Advances, pay Bank all excess Advances and submit a new Borrowing Base Certificate showing that there is no excess Advances remaining (the "Twenty-Four Hour Rule").

4.2 Section II(G)(1)(l) is hereby added. Such section shall read:

l. No Account owing from General Motors Corp. or any of its subsidiaries or affiliates shall be an Eligible Account.

4.3 Standard Federal will continue to accrue, and Borrower shall continue to be liable for, default interest and the "default fee" referenced in Paragraph E of the recitals herein under the Loan Documents, except that: (a) if Borrower successfully completes the sale of its business during the Forbearance Period, Standard Federal will waive its right to collect such default interest and default fee as accrued beginning on the Effective Date and ending on the date Borrower's sale of its business is complete and all Liabilities (except such default interest and default fee) are paid in full; (b) default interest and the default fee will not be paid during the Forbearance Period; and (c) during the Forbearance Period, accrual of default interest and the default fee will not be treated as Advances or Credit Advances for purposes of the Advance Formula.

4.4 Borrower acknowledges and agrees that in providing the additional availability, Standard Federal is relying on the representations, covenants and agreements of the Borrower contained in this Loan Modification Agreement, and the Existing Loan Agreement shall be subject to the terms and provisions hereof.

4.5 When Standard Federal has been finally and fully paid on the Liabilities, the guaranty of Steve Toth, Jr., both individually and as trustee of his revocable living trust under agreement dated December 20, 1979, as amended (sometimes collectively referred to herein as "Toth") shall be released and discharged, subject, however, to reinstatement in accordance with the provisions of the guaranty. Toth shall be subrogated to payments made under the guaranty, but only in accordance with the terms of the guaranty.

4.6 The maturities of each of the following notes owing to Standard Federal are hereby extended to the Forbearance Termination Date.

(a) Amended and Restated Promissory Note made by VSI Holdings, Inc. dated October 26, 2001 and due June 1, 2002, as amended.

(b) Amended and Restated Promissory Note made by Visual Services, Inc. dated October 26, 2001 due June 1, 2002, as amended.

5. Collateral. Repayment of such additional advances as are permitted under this Loan Modification Agreement and the other Loan Documents and all other obligations of Borrower to Standard Federal, now existing or hereafter arising, including, without limitation, the Liabilities, shall be secured by security interests in and liens on (i) the Existing Collateral and (ii) to the extent of the portion of advances made under this Loan Modification Agreement that exceeds that portion of the Borrowing Base set forth in Sections II(D)(1) and (D)(2) of the Existing Loan Agreement, as hereby amended, outstanding as of the Forbearance Termination Date, certain new collateral that will secure a portion of the guaranty by Toth of the Liabilities, which new collateral is set forth in Schedule 2 (the "New Collateral"). In order to grant Standard Federal a security interest in the New Collateral, Toth has executed, or caused to be executed, the documents identified on Schedule 3 hereof. In addition, Borrower and Toth agree from time to time at the request of Standard Federal to promptly execute such additional UCC financing statements or other documents as Standard Federal reasonably determines are necessary or appropriate to perfect, or continue the perfection of, Standard Federal's security interest in the Existing Collateral and the New Collateral. All documents executed by Borrower pursuant to this Section are herein referred to as the "New Collateral Documents."

6. Conditions Precedent and Other Agreements. Borrower understands and agrees that (i) this Loan Modification Agreement shall not be effective and Standard Federal shall have no obligation to forbear as set forth in this Loan Modification Agreement, (ii) Standard Federal shall have no obligation whatsoever to make any advances as provided in Section 4, and (iii) Standard Federal shall not be precluded from exercising any rights or remedies as a consequence of the Designated Defaults, unless and until each of the following conditions precedent has been satisfied or waived in writing by Standard Federal in its sole discretion, for whose benefit such conditions exist:

6.1 Borrower shall have executed this Loan Modification Agreement.

6.2 The security interest of Standard Federal in the New Collateral shall be perfected in a manner reasonably deemed by Standard Federal to be necessary or desirable.

6.3 The Borrower shall have retained the services of a financial advisor acceptable to Standard Federal (the "Financial Advisor") to advise the Borrower and provide reporting and other services. Conway Mackenzie & Dunleavy is acceptable to Standard Federal as the Financial Advisor.

6.4 The Borrower shall have retained the services of Deloitte Touche Tohmatsu's Global Transaction Services Division or another investment banker acceptable to Standard Federal (the "Investment Banker") for the purposes of selling the business of Borrower. Borrower shall provide to Standard Federal, on or before the Execution Date, a copy of the engagement letter of the Investment Banker.

7. Additional Covenants and Agreements of Borrower

7.1 Borrower hereby agrees that it shall (i) continue to use its best efforts to sell the business of the Borrower, utilizing the services of the Investment Banker and meeting the time table provided herein, and (ii) continue to utilize Borrower's consultants and counsel, or such other consultants and counsel as are reasonably satisfactory to Standard Federal.

7.2 Borrower acknowledges and agrees that from and after the date hereof Standard Federal is not obligated to make any advances under the Original Loan Documents that are not contemplated by this Loan Modification Agreement; and the Original Loan Documents are hereby amended to confirm that no such advances shall be made thereunder (except to the extent that Standard Federal in its sole discretion elects to make advances under its Original Collateral Documents).

7.3 Borrower shall provide, by 10:00 a.m. Detroit time on each Tuesday during the Forbearance Period, a certificate (the "Borrowing Base Certificate"), in a form acceptable to Standard Federal, certifying its compliance with the Advance Formula as of the previous Friday, as the Advance Formula is described in the Existing Loan Agreement as hereby amended.

7.4 Borrower shall provide on a weekly basis, within five (5) days of the end of each week, a projection of cash receipts and expenses for the 13-week period beginning with the then-current week (the "Projection"). In addition, Borrower shall promptly provide any other information or reports which Standard Federal may reasonably request relating to the operation of its business, its financial affairs, its efforts to sell or otherwise dispose of any of the Collateral, or its efforts to sell its business as a going concern (the "Other Documents", with the Borrowing Base Certificate, the Projection and the Other Documents referred to herein as the "Deliverables").

7.5 If Borrower sells any real property subject to a mortgage in favor of Standard Federal, the first proceeds shall be used to pay the outstanding indebtedness pursuant to the mortgage indebtedness, and the remaining proceeds from such sale shall be made available to the Borrower for use in its business, but the amount of such proceeds made available to the Borrower for use in its business shall permanently reduce the Borrowing Base under the Existing Loan Agreement.

7.6 Upon receipt, Borrower shall turn over to Standard Federal any and all tax refunds it receives, in kind, to be applied to the Borrower's lines of credit with Standard Federal. While no Loan Modification Agreement Event of Default exists, the Borrowing Base under the Existing Loan Agreement shall not be reduced by the amount of such proceeds made available to the Borrower for use in its business. In the event of a Loan Modification Agreement Event of Default, the Borrowing Base under the Existing Loan Agreement shall be reduced by the amount of such proceeds made available to the Borrower for use in its business.

7.7 Borrower shall deliver to Standard Federal, by 5:00 p.m. on February 14, 2002, a personal financial statement of Steve Toth, Jr. (which shall be a statement of Steve Toth Jr.'s own assets, liabilities, net worth, and income, and shall not include any assets, liabilities, net worth, or income of his spouse or any other person), and of Steve Toth, Jr. as trustee of his revocable living trust under agreement dated December 20, 1979, as amended, in each case as of a date less than 30 days prior to the Effective Date.

8. Loan Modification Agreement Events of Default. The occurrence of any of the following shall be a Loan Modification Agreement Event of Default:

8.1 Borrower shall default in any payment of any of the Liabilities when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, subject, however, to the Twenty-Four Hour Rule.

8.2 Borrower shall (a) deliver a Borrowing Base Certificate as required by Section 7 that indicates that the Borrower has failed to comply with the Advance Formula and fail to repay the over-advance as provided herein under the Twenty-Four Hour Rule, or (b) fail to comply with the Advance Formula whether such a certificate is delivered or not, and fail to repay the over-advance amount within 24 hours after the most recent preceding due date for the Borrowing Base Certificate.

8.3 An Event of Default, other than a Designated Default, or an Excluded Default (as defined in Schedule 1) now exists or hereafter occurs under any of the Original Loan Documents.

8.4 The failure of Borrower to pay all reasonable fees and expenses incurred by Standard Federal in connection with this Loan Modification Agreement and the negotiations and expenses leading up to it, including, without limitation, reasonable legal fees incurred by Standard Federal for its counsel, and all fees and charges incurred by Standard Federal to obtain any required appraisal, provided, however, (i) if Borrower does not object to such fees within three days of Standard Federal's submitting a bill, with redactions as deemed appropriate by Standard Federal's counsel to protect the attorney client privilege, such amount will be deemed reasonable and may be charged by Standard Federal as a Advance, (ii) if Borrower objects to such fees, the in-house counsel for Standard Federal will make the final decision whether such fees are reasonable, and the amount, as so determined, shall be charged as an Advance, and (iii) after a default hereunder, Standard Federal may charge such fees it deems reasonable to Advances. Upon receiving payment of the fees for the appraisals, Standard Federal will provide a copy of its appraisal to Borrower.

8.5 Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Loan Modification Agreement or any of the New Collateral Documents on its part to be performed or observed, and, any such failure shall remain unremedied for three (3) days after written notice thereof shall have been given to Borrower by Standard Federal or such other period as may be specified under the applicable New Collateral Document, provided, however, if during such three (3) day or other period the liens and security interests that are required hereunder may be extinguished or subject to forfeiture, or may become subordinated to the interests of others, no prior written notice of default shall be required in any case, and, further provided, no notice is required if a violation of the Twenty-Four Hour Rule occurs. No prior written notice of any default shall be required with regard to defaults based upon events or occurrences that cannot be cured. Standard Federal may refuse to make advances to Borrower during any such three (3) day or other period.

8.6. Borrower fails to (i) continue to retain the Investment Banker, (ii) provide to Standard Federal access to the Investment Banker (with the participation of management of Borrower) as reasonably requested by Standard Federal, and (ii) have received (and deliver a copy to Standard Federal) a reasonably acceptable letter of intent by March 31, 2002 which provides proceeds to pay Standard Federal in full, (iii) execute (and deliver a copy to Standard Federal) a definitive agreement with a purchaser or purchasers which provide for proceeds sufficient to pay Standard Federal in full by May 15, 2002, and (iv) close such transactions and fully pay Standard Federal on or before June 30, 2002.

9. Amendment to Existing Loan Documents. Each of the Original Loan Documents is hereby amended to provide that any Loan Modification Agreement Event of Default shall be an Event of Default thereunder.

10. Waiver. Provided that no Loan Modification Agreement Event of Default occurs, Standard Federal hereby waives any right to exercise any rights or remedies with respect to the Designated Defaults until the end of the Forbearance Period. Standard Federal shall be free to exercise all rights and remedies that it may have with respect to the Designated Defaults (i) at any time if a Loan Modification Agreement Event of Default occurs, and (ii) in any event, after the end of the Forbearance Period.

11. Remedies Upon the Occurrence of a Loan Modification Agreement Event of Default. Upon the occurrence of any Loan Modification Agreement Event of Default, and at any time thereafter, Standard Federal shall have, in addition to any and all other rights and remedies available to it under the provisions hereof, the New Collateral Documents or any other agreement between the parties or applicable law, all rights and remedies set forth in the Original Loan Documents and all rights and remedies of a secured party under the Michigan Uniform Commercial Code and, where applicable, under the laws of any state (regardless of whether the Uniform Commercial Code has been enacted in the jurisdiction where rights or remedies are asserted). In addition to, and not in limitation of the foregoing, upon the occurrence of any Loan Modification Agreement Event of Default, and at all times thereafter, Standard Federal may (a) return any and all checks drawn against Borrower's account at Standard Federal, and (b) apply all funds in Borrower's account at Standard Federal to the Liabilities. All rights and remedies of Standard Federal shall be cumulative. No failure or delay on the part of Standard Federal in exercising any power, right or remedy under any of the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any such power, right or remedy shall preclude any further exercise thereof or the exercise of any other power, right or remedy. Notwithstanding anything to the contrary stated in this agreement, Standard Federal shall not have any right to offset, collect, or apply the funds in those certain Borrower's accounts at Standard Federal that are identified in Schedule 4 to this agreement.

12. Representations and Warranties. To induce Standard Federal to enter into this Loan Modification Agreement, Borrower hereby represents and warrants to Standard Federal as follows:

12.1 Representations and Warranties True and Correct; Survival. All representations and warranties contained in this Loan Modification Agreement are true and correct as of the date of this Loan Modification Agreement, and all such representations and warranties shall survive the execution of this Loan Modification Agreement.

12.2 No Violation. The execution, delivery and performance by Borrower of this Loan Modification Agreement and all documents contemplated hereunder are within Borrower's powers, have been duly authorized, and are not in conflict with Borrower's Articles of Incorporation or Bylaws and all such documents constitute valid and binding obligations of Borrower, enforceable in accordance with their terms. In addition, such execution, delivery and performance by Borrower does not and will not violate any law, rule or order of any court or governmental agency or body to which Borrower is subject, and will not (except as expressly provided or contemplated herein) result in the creation or imposition of any lien, security interest or encumbrance on any now owned or hereafter acquired property of Borrower.

12.3 No Breach. With the exception of the Designated Defaults and the Excluded Defaults (as defined in Schedule 1 to this Loan Modification Agreement), no event has occurred or failed to occur that is, or with notice or lapse of time or both, would constitute a default, an Event of Default, a Loan Modification Event of Default or a breach or failure of any condition under any of the Loan Documents.

12.4 Unconditional Obligation; No Defenses. The Loan Documents represent unconditional, absolute, valid and enforceable obligations against Borrower. Borrower has no claims or defenses against Standard Federal or any other person or entity that would or might affect the amounts owing to Standard Federal, including, without limitation, the Liabilities, the enforceability of any provisions of the Loan Documents, or the collectibility of any sums advanced by Standard Federal in connection with the Liabilities. Borrower understands and acknowledges that Standard Federal is entering into this Loan Modification Agreement in reliance upon, and in partial consideration for, this acknowledgment and representation, and agrees that such reliance is reasonable and appropriate.

12.5 Cooperation of Borrower. Borrower shall take any and all actions of any kind or nature whatsoever, either directly or indirectly, that are necessary to prevent Standard Federal from suffering a loss with respect to the Liabilities or being deprived of the Collateral or of any rights or remedies of Standard Federal with respect to the Liabilities, the Loan Documents or this Loan Modification Agreement in the event of a default by Borrower under this Loan Modification Agreement. Additionally, Borrower shall give Standard Federal full access to the Investment Banker and consultant(s) with participation of Borrower's management. Borrower shall have the affirmative duty to timely provide Standard Federal copies of all analyses, reports, strategic plans and other work product of the Investment Banker and consultant(s).

13. BORROWER HEREBY, FOR ITSELF, ITS SUCCESSORS, HEIRS, EXECUTORS, SHAREHOLDERS, PARTNERS, PRINCIPALS, AGENTS, OFFICERS, DIRECTORS, ADMINISTRATORS AND ASSIGNS ("RELEASORS"), RELEASES, ACQUITS AND FOREVER DISCHARGES STANDARD FEDERAL AND EACH OF ITS PRESENT AND PAST DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUCCESSORS, ADMINISTRATORS AND ASSIGNS ("RELEASED PARTIES") OF AND FROM ANY AND ALL CLAIMS, ACTIONS, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES, COSTS, LOSS OF SERVICE, EXPENSES AND COMPENSATION WHATSOEVER THAT BORROWER OR ANY OF THE RELEASORS, HAS OR MIGHT HAVE BECAUSE OF ANYTHING DONE, OMITTED TO BE DONE, OR ALLOWED TO BE DONE BY ANY OF RELEASED PARTIES OR IN ANY WAY CONNECTED WITH THE LIABILITIES, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AS OF THE DATE OF EXECUTION OF THIS AGREEMENT, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, OR ANY SETTLEMENT NEGOTIATIONS, OR ANY OTHER FACTS EXISTING AS OF THE DATE OF THIS AGREEMENT, AND ALSO INCLUDING WITHOUT LIMITATION, ANY DAMAGES AND THE CONSEQUENCES THEREOF RESULTING OR TO RESULT FROM ANY OF THE EVENTS, MATTERS OR DOCUMENTS DESCRIBED, REFERRED TO OR INFERRED HEREINABOVE ("RELEASED MATTERS"). BORROWER FURTHER AGREES NEVER TO COMMENCE, AID OR PARTICIPATE IN (EXCEPT TO THE EXTENT REQUIRED BY ORDER OR LEGAL PROCESS ISSUED BY A COURT OR GOVERNMENTAL AGENCY OF COMPETENT JURISDICTION) ANY LEGAL ACTION OR OTHER PROCEEDING BASED IN WHOLE OR IN PART UPON THE FOREGOING. BORROWER AGREES THAT THIS WAIVER AND RELEASE IS AN ESSENTIAL AND MATERIAL TERM OF THIS AGREEMENT AND THAT THE AGREEMENTS IN THIS PARAGRAPH ARE INTENDED TO BE IN FULL SATISFACTION OF ANY ALLEGED INJURIES OR DAMAGES IN CONNECTION WITH THE RELEASED MATTERS. BORROWER REPRESENTS AND WARRANTS THAT IT HAS NOT PURPORTED TO CONVEY, TRANSFER OR ASSIGN ANY RIGHT, TITLE OR INTEREST IN ANY RELEASED MATTER TO ANY OTHER PERSON OR ENTITY AND THAT THE FOREGOING CONSTITUTES A FULL AND COMPLETE RELEASE OF THE RELEASED MATTERS. BORROWER ALSO UNDERSTANDS THAT THIS RELEASE SHALL APPLY TO ALL UNKNOWN OR UNANTICIPATED RESULTS OF THE TRANSACTIONS AND OCCURRENCES DESCRIBED ABOVE, AS WELL AS THOSE KNOWN AND ANTICIPATED. BORROWER REPRESENTS THAT IT HAS AUTHORITY TO MAKE THIS RELEASE BINDING TO ITS FULL LITERAL SCOPE, AND AGREES TO INDEMNIFY AND DEFEND STANDARD FEDERAL AGAINST ANY CLAIMS ASSERTED HEREAFTER WHICH ARE WITHIN THE LITERAL SCOPE OF THIS RELEASE. BORROWER HAS CONSULTED WITH LEGAL COUNSEL PRIOR TO SIGNING THIS RELEASE, AND EXECUTES THIS RELEASE VOLUNTARILY, WITH THE INTENTION OF FULLY AND FINALLY EXTINGUISHING ALL RELEASED MATTERS.

14. Miscellaneous.

14.1 Agreement to Cooperate. Borrower agrees to and will cooperate fully with Standard Federal in the performance of this Loan Modification Agreement and the Loan Documents, including without limitation executing any additional documents reasonably necessary to the full performance of this Loan Modification Agreement.

14.2 Further Assurance. Borrower agrees to execute such other and further documents and instruments as Standard Federal may reasonably request to implement the provisions of this Loan Modification Agreement and to perfect and protect the liens and security interests of Standard Federal created by any Loan Document.

14.3 Benefit of Agreement. This Loan Modification Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including without limitation, the status of a third party beneficiary hereunder.

14.4 Effect of Agreement. Standard Federal and Borrower each agree that except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Loan Modification Agreement shall not be construed to:

14.4.1 Impair the validity, perfection or priority of any lien or security interest securing Borrower's obligations to Standard Federal;

14.4.2 Waive or impair any rights, powers or remedies of Standard Federal under the Loan Documents upon termination of the Forbearance Period, with respect to the Designated Defaults or otherwise;

14.4.3 Constitute an agreement by Standard Federal or require Standard Federal to extend the Forbearance Period, or grant additional Forbearance Periods, or extend the term of any commitment under the Loan Documents or the time for payment of any of Borrower's obligations to Standard Federal, none of which Standard Federal agrees or has agreed to do, and all of which matters are in Standard Federal's sole and absolute discretion; or

14.4.4 Make any loans or other extensions of credit to Borrower after termination of the Forbearance Period.

14.5 Inconsistencies. In the event of any inconsistency between the terms of this Loan Modification Agreement and any other Loan Document, this Loan Modification Agreement shall govern.

14.6 Advice of Counsel. Borrower and Steve Toth, Jr. (both individually and as trustee of his revocable living trust under agreement dated December 20, 1979, as amended) acknowledge that they have consulted with counsel and with such other experts and advisors as each of them has deemed necessary in connection with the negotiation, execution and delivery of this Loan Modification Agreement, or has had an opportunity to so consult and has knowingly chosen not to do so.

14.7 No Presumption. This Loan Modification Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Loan Modification Agreement or any part hereof to be drafted.

14.8 Headings. The headings used in this Loan Modification Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Loan Modification Agreement.

14.9 Limitation on Relationship. This Loan Modification Agreement and the other Loan Documents shall not be deemed or construed to create a partnership, tenancy in common, joint tenancy, joint venture, co-ownership or any other relationship aside from a continuing debtor-creditor relationship between Borrower on the one hand and Standard Federal, or either of them, on the other.

14.10 Integration. This Loan Modification Agreement and the other Loan Documents are intended by the parties as the final expression of their agreement and therefore incorporate all negotiations of the parties hereto and are the entire agreement of the parties hereto. Borrower acknowledges that it is relying on no written or oral agreement, representation, warranty, or understanding of any kind made by Standard Federal or any employee or agent of Standard Federal except for the agreements of Standard Federal set forth herein or in the other Loan Documents. Except as expressly set forth in this Loan Modification Agreement, the other Loan Documents remain unchanged and in full force and effect.

14.11 Severability. In case any provision in this Loan Modification Agreement shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Loan Modification Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14.12 Reversal of Payments. If Standard Federal receives any payments or proceeds of Collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be paid to a trustee, debtor-in-possession, receiver or any other party under any bankruptcy law, common law, equitable cause or otherwise, then, to such extent, the obligations or part thereof intended to be satisfied by such payments or proceeds shall be reversed and continue as if such payments or proceeds had not been received by Standard Federal, with all of the liens and security interests of Standard Federal on or in Collateral automatically being revived and continuing in effect.

14.13 Modification. This Loan Modification Agreement may not be amended, waived or modified in any manner without the prior written consent of all parties hereto.

14.14 Costs and Expenses. Borrower shall reimburse Standard Federal promptly upon demand for all costs and expenses, including without limitation reasonable attorneys' fees and expenses, expended or incurred by Standard Federal in any arbitration, judicial reference, legal action or otherwise in connection with (i) the amendment and enforcement of this Loan Modification Agreement and the other Loan Documents, including without limitation during any workout, attempted workout and/or in connection with the rendering of legal advice as to Standard Federal's rights, remedies and obligations under this Loan Modification Agreement and the other Loan Documents, whether or not any form of legal proceeding is commenced, (ii) collecting any sum which becomes due Standard Federal under this Loan Modification Agreement or any of the other Loan Documents, (iii) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, (iv) the protection, preservation or enforcement of any rights or remedies of Standard Federal or any of the Collateral, whether or not any form of legal proceeding is commenced, or (v) any action necessary to defend, protect, assert or preserve any of Standard Federal's rights or remedies as a result of or related to any case or proceeding under Title 11 of the United States Code, as amended, or any similar law of any jurisdiction. All of such costs and expenses shall bear interest from the time of demand at the rate then in effect under the Loan Documents.

14.15 Applicable Law; Jurisdiction. This Loan Modification Agreement and all other Loan Documents and the rights and obligations of the parties hereto shall be governed by the laws of the State of Michigan without regard to principles concerning choice of law, except (i) as expressly provided in the other Loan Documents, (ii) to the extent necessary to obtain the benefit of the rights and remedies set forth herein and therein, and (iii) procedural requirements which must be governed by the law of another state. In any action arising out of or connected with this Loan Modification Agreement, Borrower hereby expressly consents to the personal jurisdiction of any state or federal court located in the State of Michigan and also consents to service of process by any means authorized by federal or governing state law.

14.16 Counterparts. This Loan Modification Agreement may be executed in any number of counterparts which, when taken together, shall constitute but one agreement. Facsimile signatures shall be treated as original signatures.

14.17 Survival. All representations, warranties, covenants, agreements, waivers and releases of Borrower contained herein shall survive the termination of the Forbearance Period and the payment in full of Borrower's obligations to Standard Federal.

14.18 Notices. Any notices required or contemplated under this Loan Modification Agreement or any other Loan Document shall be in writing and personally delivered, sent by United States mail, postage prepaid, or sent by facsimile or other authenticated message, charges prepaid and addressed as follows:

If to Borrower:

VSI Holdings, Inc.
41000 Woodward Avenue
Bloomfield Hills, Michigan 48304-2263
Attn: Steve Toth, Jr.
Telephone: 248-644-0500

With a copy to:

Miller, Canfield, Paddock and Stone, P.L.C.
150 West Jefferson
Suite 2500
Detroit, Michigan 48226-4415
Attn: Donald J. Hutchinson
Telephone: 313-496-7536
Fax: 313-496-8451

If to Standard Federal:

Standard Federal Bank
2600 West Big Beaver Road
Troy, Michigan 48084
Attn: Otto Wilhelm, Commercial Loan Administration
Telephone: 248-816-0425
Fax:. 248-637-5003

With a copy to:

Dykema Gossett PLLC
55 East Monroe - Suite 3050
Chicago, Illinois 60603
Attn: Ronald L. Rose, Esq.
Telephone: 312-551-4900
Fax: 312-551-4919

If to Steve Toth, Jr. or Toth

Mr. Steve Toth, Jr.
VSI Holdings, Inc.
41000 Woodward Avenue
Bloomfield Hills, Michigan 48304-2263

Pepper Hamilton LLP
100 Renaissance Center
Suite 3600
Detroit, Michigan 48243
Attn: Barbara J. Rom
Telephone: 313-393-7351
Fax: 313-259-7926

Notice shall be deemed complete three (3) business days after notice is sent if it is sent by first class mail or after one business day (that is, the first business day after the facsimile is sent) if sent by facsimile. Any party may change the address to which notices, requests and other communications are to be sent by giving written notice of such change to each other party, which shall be effective five (5) business days after such notice.

14.19 Singular and Plural; Gender. Whenever the singular is used herein, it shall be deemed to include the plural, and vice versa, and reference to one gender shall be construed to include all other genders, including neuter, whenever the context so requires.

14.20 Waiver of Jury Trial. EACH OF STANDARD FEDERAL AND BORROWER ACKNOWLEDGE THAT THE RIGHT TO A TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE STANDARD FEDERAL AND BORROWER, AFTER CONSULTING WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY ACTION OR PROCEEDING OF ANY KIND ARISING UNDER, OUT OF, BY REASON OF OR RELATING IN ANY WAY TO THIS LOAN MODIFICATION AGREEMENT OR THE OTHER LOAN DOCUMENTS.

[The remainder of this page is intentionally left blank. Signatures begin on the next page.]

SIGNATURE PAGES TO LOAN MODIFICATION AGREEMENT
(Page 1 of 2)

IN WITNESS WHEREOF, the parties have executed this Loan Modification Agreement as of the date set forth in the preamble.

VSI Holdings, Inc.

By:
Steve Toth, Jr.
Its: President

Standard Federal Bank

By:
Otto Wilhelm

Its: ____________________________

The below listed person joins in this Loan Modification
Agreement for purposes of Section 13, Section 14.6, to consent to this Loan Modification Agreement , and to reaffirm their obligations under their guarantees to Standard Federal Bank.

Steve Toth, Jr.,both individually and as trustee of his revocable living trust under agreement dated December 20, 1979, as amended

SIGNATURE PAGES TO LOAN MODIFICATION AGREEMENT
(Page 2 of 2)

The below-listed entities are (a) guarantors, (b) entities whose obligations to Standard Federal are cross-collateralized or cross-defaulted with those of Borrower, or (c) other persons affiliated with the Borrower. Each such entity joins in this Loan Modification Agreement solely for purposes of:

1. Acknowledging and ratifying this Loan Modification Agreement; and

2. Joining in Section 13 of this Loan Modification Agreement as a Releasor.

Visual Services, Inc., a Georgia corporation

By:
(Signature)

(Printed name)

Its:
(Title)

Vispac, Inc., a Georgia corporation

By:
(Signature)

(Printed name)

Its:
(Title)

Advanced Animations, Inc., a Georgia corporation

By:
(Signature)

(Printed name)

Its:
(Title)

PSG International, Inc., a Georgia corporation

By:
(Signature)

(Printed name)

Its:
(Title)

SCHEDULE 1
TO
LOAN MODIFICATION AGREEMENT

Liabilities, Loan Documents and Designated Defaults as to Standard Federal

Where balances are quoted in this Schedule 1, the balances are as of January 31, 2001.

1. Liabilities of Borrower to Standard Federal

Borrower	Facility	Outstanding Principal Only
VSI Holdings, Inc.	Line	$ 5,583,531.84
Vispac, Inc.	Term	2,223,196.24
Vispac, Inc.	Term	2,475,763.60
Visual Services, Inc.	Line	5,307,000.00
Visual Services, Inc.	Term	2,261,028.92

2. Original Loan Documents

The "Original Loan Documents" means the following documents. No addition, omission or characterization in this listing shall operate to reduce or otherwise affect any document..

Loan Agreement (VSIH). Third Amended and Restated Business Loan Agreement dated October 26, 2001.

Loan Agreement. Business Loan Agreement between Michigan National Bank (later Standard Federal Bank) and Visual Services, Inc. dated January 30, 1998, effective December 1, 1997, as amended by Amendment of Business Loan Agreement dated September 30, 1998, Second Amendment of Business Loan Agreement dated June 4, 1999, Third Amendment of Business Loan Agreement dated August 21, 2000, and Fourth Amendment of Business Loan Agreement dated October 26, 2001.

Promissory Notes

(1) $2,480,000 Visual Services note
a. $2,480,000 Promissory Note (Time or Term Loan) to Michigan National Bank made by Visual Services, Inc. dated October 8, 1998 and due October 8, 2005.

(2) $25,000,000 note to VSI
a. Amended and Restated Promissory Note (Line of Credit with Rate Option) for $32,000,000 to Michigan National Bank made by VSI Holdings, Inc. dated October 26, 2001 and due June 1, 2002. Replaces January 30, 1998 note amended and restated May 6, 1999. Addendum to Promissory Note (LIBOR Rate Loans) dated October 26, 2001.

(3) $5,000,000 (later $6,000,000) note to Visual Services, Inc.
a. $5,000,000 Amended and Restated Promissory Note (Line of Credit) to Michigan National Bank made by Visual Services, Inc. dated August 21, 2000 due March 31, 2002. Replaces note dated June 4, 1999 and amended and restated August 21, 2000. Addendum to Promissory Note (LIBOR Rate Loans).
b. Amended and Restated Promissory Note (Line of Credit) to Michigan National Bank made by Visual Services, Inc. dated December 21, 2000 due March 31, 2002. Replaces note dated June 4, 1999 and amended and restated August 21, 2000. Addendum to Promissory Note (LIBOR Rate Loans).
c. Amended and Restated Promissory Note (Line of Credit with Rate Option) to Standard Federal Bank, N.A. made by Visual Services, Inc. dated October 26, 2001 due June 1, 2002. Replaces note dated June 4, 1999 and amended and restated August 21, 2000. Addendum to Promissory Note (LIBOR Rate Loans).

Security Agreements

(1) VSI Holdings, Inc.
a. Amended and Restated Security Agreement between VSI Holdings, Inc. and Standard Federal Bank, N.A. dated October 1, 2001 (All assets: personal property, accounts, chattel paper, documents, instruments, general intangibles, claims against SPX Corporation, inventory, equipment, securities, investment property, proceeds, products, accessions).
(2) Visual Services, Inc.
a. Security Agreement between Michigan National Bank and Visual Services, Inc. dated January 30, 1998.(All assets: accounts, documents, chattel paper, instruments, general intangibles, inventory, equipment, fixtures, furniture, vehicles, accessions, etc.)
b. Amended and Restated Security Agreement between VSI Holdings, Inc. and Standard Federal Bank, N.A. dated October 1, 2001 (All assets: personal property, accounts, chattel paper, documents, instruments, general intangibles, inventory, equipment, securities, investment property, proceeds, products, accessions).

(3) Advanced Animations, Inc.
a. Amended and Restated Security Agreement between Advanced Animations, Inc. and Standard Federal Bank, N.A. dated October 1, 2001 (All assets: personal property, accounts, chattel paper, documents, instruments, general intangibles, inventory, equipment, securities, investment property, proceeds, products, accessions).
(4) PSG International, Inc.
a. Amended and Restated Security Agreement between PSG International, Inc. and Standard Federal Bank, N.A. dated October 1, 2001 (All assets: personal property, accounts, chattel paper, documents, instruments, general intangibles, inventory, equipment, securities, investment property, proceeds, products, accessions).
(5) Vispac, Inc.
a. Amended and Restated Security Agreement between Vispac, Inc. and Standard Federal Bank, N.A. dated October 1, 2001 (All assets: personal property, accounts, chattel paper, documents, instruments, general intangibles, inventory, equipment, securities, investment property, proceeds, products, accessions).

Mortgages

(1) 34000 Plymouth Road - Plymouth - Wayne - Michigan - TIN: 122-99-0024-000.
a. Mortgage given by Visual Services, Inc. to Michigan National Bank dated September 30, 1998.
b. Mortgage Amendment Agreement between Visual Services, Inc. and Standard Federal Bank, N.A. dated October 1, 2001. Expands coverage to include loans to Vispac, Inc., VSI Holdings, Inc., Advanced Automations, Inc., and PSG International, Inc.
(2) 35901 Schoolcraft Road - Livonia - Wayne - Michigan - TIN: 46-113-99-003.
a. Mortgage given by Vispac, Inc. to Michigan National Bank dated as of August 29, 1997.
b. Mortgage Amendment Agreement between Vispac, Inc. and Standard Federal Bank, N.A. dated October 1, 2001. Expands coverage to include loans to Visual Services, Inc., VSI Holdings, Inc., Advanced Automations, Inc., and PSG International, Inc.
(3) 35901 Veronica - Livonia - Wayne - Michigan - TIN: 46-113-99-0019-006 and 46-113-99-0019-004
a. Mortgage dated February 19, 1985.
b. Amended and Restated Mortgage dated March 30, 1995.
c. Mortgage Amendment Agreement between Vispac, Inc. and Standard Federal Bank, N.A. dated June 4, 1999. Changes amount to $2,621,000.00.
d. Mortgage Amendment Agreement between Vispac, Inc. and Standard Federal Bank, N.A. dated October 1, 2001. Expands coverage to include loans to Visual Services, Inc., VSI Holdings, Inc., Advanced Automations, Inc., and PSG International, Inc.

Guaranties
(1) PSG International, Inc.
a. Guaranty by PSG International of the debt to Michigan National Bank of VSI Holdings, Inc. dated September 30, 1998.
(2) VSI Holdings, Inc.
a. Guaranty by VSI Holdings, Inc. of the debt to Standard Federal Bank, N.A. of Visual Services, Inc. dated October 1, 2001.
(3) Steve Toth, Jr.
a. Limited Guaranty by Steve Toth, Jr. of the debt to Standard Federal Bank, N.A. of VSI Holdings, Inc. Amended as of October 1, 2001.

Cross Default and Cross Collateral Issues.

Cross Default and Cross Collateral Agreement between Standard Federal Bank, N.A. and VSI Holdings, Inc., Visual Services, Inc., Vispac, Inc., Advanced Animations, Inc. and PSG International, Inc. dated October 1, 2001. Cross-collaterallizes and cross-defaults all collateral and facilities.

Subordination Agreements.

(1) Subordination Agreement dated January 30, 1998 for $308,807.16 owed by VSI Holdings, Inc. to Robert Morgan.
(2) Subordination Agreement dated January 30, 1998 for $70,183.45 owed by VSI Holdings, Inc. to Terry Sparks.
(3) Subordination Agreement dated January 30, 1998 for $6,556,626.57 owed by VSI Holdings, Inc. to Steve Toth, Jr. as trustee under agreement dated December 20, 1976 for benefit of Steve Toth, Jr.
(4) Subordination Agreement dated January 30, 1998 for $996,401.30 owed by VSI Holdings, Inc. to Margaret A. Toth as trustee under agreement dated July 9, 1982 for benefit of Margaret A. Toth.
(5) Subordination Agreement dated September 30, 1998 for $2,180,999.80 owed by VSI Holdings, Inc. to Margaret A. Toth as trustee under agreement dated July 9, 1982 for benefit of Margaret A. Toth.
(6) Subordination Agreement dated January 30, 1998 for $52,637.58 owed by VSI Holdings, Inc. to Thomas W. Marquis.
(7) Subordination Agreement dated January 30, 1998 for $345,653.47 owed by VSI Holdings, Inc. to Al Hibbert.
(8) Subordination Agreement dated January 30, 1998 for $877.293.07 owed by VSI Holdings, Inc. to Terry Davis.
(9) Subordination Agreement dated January 30, 1998 for $87,729.31 owed by VSI Holdings, Inc. to Harold Galfano.

3. Designated Defaults

The following are Designated Defaults.

• Failure to meet the Financial Requirements set forth in Article IV.A. of the Third Amended and Restated Business Loan Agreement dated October 26, 2001 or as provided in one or more of the Original Loan Documents.

• Non-payment of creditors other than Standard Federal, as provided in one or more of the Original Loan Documents.

• Material adverse changes to the business of Borrower, as provided in one or more of the Original Loan Documents

4. Excluded Defaults

The following are Events of Default under the Original Loan Documents that will not constitute Loan Modification Agreement Events of Default ("Excluded Defaults"). The sole purpose of the enumeration of each Excluded Default is to exclude that Event of Default from the definition of Loan Modification Agreement Event of Default, and no such enumeration shall reduce Standard Federal's rights with regard to any Excluded Default, except to the extent that Standard Federal's rights regarding other Events of Default are affected by this Loan Modification Agreement.

• Non-payment of creditors other than Standard Federal.

• Creation or existence of liens other than Permitted Liens created before the Effective Date.

• Creation or existence of liens other than Permitted Liens on or after the Effective Date, but only to the extent that such liens are subordinate to the security interests of Standard Federal.

• Material adverse changes in the business of Borrower, except financial and other performance by Borrower that materially fails to meet the Projections.

• Payment of obligations as described in the additional covenant contained in the Amendment of Business Loan Agreement dated September 30, 1998 between Standard Federal and Visual Services, Inc.

SCHEDULE 2
TO
LOAN MODIFICATION AGREEMENT

Additional Property Securing the Liabilities

The property listed below, together with all of Borrower's inventory, equipment and fixtures related thereto. The property is owned by CLT Associates Limited Partnership, a Michigan Limited Partnership.

1. A parcel of land located in and being a part of the Northwest 1/4 of Section 28, Town 1 South, Range 9 East, Michigan, described as: Commencing at a point 920.00 feet South of the Northwest corner of said Section 28; thence extending south 89 degrees 36 minutes 54 seconds East, 660.01 feet; thence South 400.00 feet; thence North 89 degrees 36 minutes 54 seconds West, 660.01 feet along the Northerly side line of Industrial Road, 60 feet wide; thence North 400.00 feet along the Westerly section line to the point of beginning.

SCHEDULE 3
TO
LOAN MODIFICATION AGREEMENT

Documents Executed to Grant Standard Federal a Security Interest in the New Collateral

1. Commercial Mortgage covering the parcel of land described in Schedule 2.

2. UCC Financing statement covering the inventory, equipment and fixtures of CLT Associates Limited Partnership located on the real property described in the commercial mortgage.
:

SCHEDULE 4
TO
LOAN MODIFICATION AGREEMENT

BORROWER'S STANDARD FEDERAL ACCOUNTS NOT SUBJECT TO COLLECTION OR OFFSET BY STANDARD FEDERAL AND NOT SUBJECT TO APPLICATION TO BORROWER'S INDEBTEDNESS TO STANDARD FEDERAL:

ACCOUNT NAME
CHRYSLER DIRECT
NISSAN DEALER
VW
VEBA
AUDI
FORD ESP
VSI ACCEPTANCE FOR APCO
FORD INSIDER
FORD RACING
GM FLEETRAC
3COM
GOODYEAR